EXHIBIT 99.1

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                                                   FOR MORE INFORMATION CONTACT:

                                                               PUBLIC RELATIONS:
                                                                    Ilya Welfeld
                                                                    201-439-1010
                                                               ilya@roomlinx.com

                                                              Investor Relations
                                                          THOMAS J. ROZYCKI, JR.
                                                          CUBITT JACOBS & PROSEK
                                                               212-279-3115 X208
                                                                  TOM@CJPCOM.COM

                  ROOMLINX COMPLETES ACQUISITION OF SUITESPEED

      Combined Company Will Service 200 Hotels Representing More than 35,000 Rooms Nationwide

HACKENSACK, NEW JERSEY (AUGUST 10, 2005) -RoomLinX, Inc. (OTCBB: RMLX.OB), a leading provider of wireless high-speed network solutions to the hospitality industry, today announced that it has completed the acquisition of SuiteSpeed, Inc., a leading provider of wireless solutions for hotels. Customers will experience no disruption in service, and their company contact points will remain unchanged. Pursuant to the merger agreement, RoomLinX will issue 21,450,000 shares of its common stock to acquire the outstanding stock of SuiteSpeed and an additional 6,183,870 shares of its common stock to cancel certain indebtedness owed by SuiteSpeed. The 21,450,000 shares have piggy-back registration rights under certain circumstances."

"Since we first announced our intention to acquire SuiteSpeed in the spring, we have had the pleasure of getting to know the company, its management and its customers," said Aaron Dobrinsky, CEO of RoomLinX. "It was extremely encouraging to emerge from the due diligence period with the belief that the planned acquisition promised even greater synergies and potential than initially thought. As we have indicated, the addition of SuiteSpeed should enhance our leadership position in the industry with more rooms under management, increased recurring revenue, economies of scale, increased offerings and a superior executive in Mike Wasik, formerly CEO of SuiteSpeed."

SuiteSpeed, a provider of high-speed wireless Internet access solutions, has delivered WiFi services to hotels since 2000. The company serves brand-name properties such as the Renaissance, Courtyard by Marriott, Holiday Inn, Radisson, Hampton Inn and Best Western.

"We have been looking forward to the closing of this acquisition and I personally am very pleased to be joining RoomLinX as Executive Vice President" said Mike Wasik, founder of SuiteSpeed. "Plans for the acquisition have been well received by interested parties on both sides of the transaction and we believe the benefits to customers will be immediately apparent."

ABOUT ROOMLINX, INC.
RoomLinX is a pioneer in Broadband High Speed Wireless Internet connectivity, specializing in providing advanced WI-FI Wireless and Wired networking solutions for High Speed Internet access to Hotel Guests, Convention Center Exhibitors, Corporate Apartments, and Special Event participants. Designing, deploying and servicing site-specific wireless networks for the hospitality industry is RoomLinX's core competency.

                                      # # #

THE STATEMENTS CONTAINED IN THIS PRESS RELEASE OF ROOMLINX, INC. (THE "COMPANY") THAT ARE NOT BASED ON HISTORICAL FACT ARE "FORWARD-LOOKING STATEMENTS". SUCH FORWARD-LOOKING STATEMENTS (INCLUDING THE STATEMENTS REGARDING THE POTENTIAL BENEFITS FROM THE ACQUISITION) INVOLVE RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO: (I) THE COMPANY'S HISTORY OF UNPROFITABLE OPERATIONS, BOTH WITH RESPECT TO ITS CORE BUSINESS AND THE BUSINESS PREVIOUSLY PERFORMED BY ARC COMMUNICATIONS, (II) THE SIGNIFICANT OPERATING LOSSES THAT THE COMPANY HAS INCURRED TO DATE, (III) THE COMPANY'S LACK OF LIQUIDITY AND NEED FOR ADDITIONAL CAPITAL WHICH IT MAY NOT BE ABLE TO OBTAIN ON FAVORABLE TERMS OR AT ALL, (IV) THE "GOING CONCERN" QUALIFICATIONS THAT ACCOMPANIES THE COMPANY'S FINANCIAL STATEMENTS, WHICH, AMONG OTHER THINGS, MAY MAKE IT MORE DIFFICULT FOR THE COMPANY TO RAISE THE ADDITIONAL CAPITAL THAT IT REQUIRES IN ORDER TO REMAIN IN BUSINESS, (V) THE FACT THAT THE COMPANY HAS BEEN REQUIRED TO OPERATE WITH A WORKING CAPITAL DEFICIT, WHICH LIMITS ITS OPERATING FLEXIBILITY AND OPPORTUNITIES, (VI) THE SUBSTANTIALLY GREATER RESOURCES AVAILABLE TO MANY OF THE COMPANY'S COMPETITORS, (VII) THE COMPANY'S EXPECTATION THAT IT WILL CONTINUE TO OPERATE AT A LOSS FOR THE FORESEEABLE FUTURE, (VIII) THE FACT THAT THE COMPANY'S LACK OF CAPITAL SUBSTANTIALLY RESTRICTS ITS FLEXIBILITY AND OPPORTUNITY TO INCREASE ITS REVENUES, (IX) THE IMPORTANCE TO THE COMPANY THAT ITS OFFERINGS REMAIN TECHNOLOGICALLY ADVANCED IF THE COMPANY IS TO ATTRACT NEW CUSTOMERS AND MAINTAIN EXISTING CUSTOMERS, (X) THE COMPANY'S DEPENDENCE ON CERTAIN KEY EMPLOYEES AND KEY SUPPLIERS, (XI) RISKS ASSOCIATED WITH POTENTIAL INTELLECTUAL PROPERTY CLAIMS, (XII) THE IMPACT ON THE COMPANY'S BUSINESS AND INDUSTRY OF GENERAL ECONOMIC CONDITIONS AND REGULATORY DEVELOPMENTS AND (XIII) RISKS ASSOCIATED DIRECTLY WITH THE BUSINESS COMBINATION, INCLUDING WITHOUT LIMITATION
(A) THE POSSIBILITY THAT THE BENEFITS ANTICIPATED FROM THE TRANSACTION ARE NOT REALIZED AND (B) RISKS ASSOCIATED WITH INTEGRATING TWO SEPARATE BUSINESSES. SUCH RISKS AND OTHERS ARE AND SHALL BE MORE FULLY DESCRIBED IN THE "RISK FACTORS" SET FORTH IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THE RESULTS EXPRESSED IN, OR IMPLIED BY, SUCH FORWARD-LOOKING STATEMENTS.


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